Exhibit 10.12

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

LICENCE AGREEMENT CIMTECH PTY LIMITED and PARNELL TECHNOLOGIES PTY LTD

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

-i-

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(continued)

-ii-

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(continued)

-iii-

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(continued)

-iv-

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

LICENCE AGREEMENT

THIS AGREEMENT is made on the	day of March 2014

BETWEEN	CIMTECH PTY LIMITED ACN 127 621 345 of Suite 3, National Innovation Centre, Australian Technology Park, 4 Cornwallis St, Eveleigh, New South Wales, Australia (“CIMTECH”)
AND	PARNELL TECHNOLOGIES PTY LTD ACN 138 251 635 of Unit 4 Century Estate, 476 Gardeners Road, Alexandria, New South Wales, (“PARNELL”)

BACKGROUND

A.           CIMTECH owns the LICENSED INTELLECTUAL PROPERTY.

B.           PARNELL has the capability to develop and commercialise the LICENSED INTELLECTUAL PROPERTY on a global basis.

C.           CIMTECH has agreed to grant to PARNELL an exclusive worldwide licence to DEVELOP and COMMERCIALISE the LICENSED INTELLECTUAL PROPERTY upon the terms of this Agreement.

THIS AGREEMENT PROVIDES

1.          PRELIMINARY

1.1           Definitions

In this Agreement:

AFFILIATE means any corporation or non-corporate business entity which controls, is controlled by, or is under common control with PARNELL, and a corporation or non-corporate business entity shall be regarded as in control of another corporation if:

(a)          it owns, or directly or indirectly controls, at least fifty (50%) percent of the voting stock of the other corporation, or

(b)          in the absence of the ownership of at least fifty (50%) percent of the voting stock of a corporation or in the case of a non-corporate business entity, or non-profit corporation, it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation or non-corporate business entity.

Licence Agreement: CIMTECH Pty Limited & PARNELL TECHNOLOGIES Pty Limited

BUSINESS DAY means a day (other than a Saturday or Sunday) upon which banks are ordinarily open for business in Sydney.

COMMERCIALISE means, in relation to a product, to use, make, manufacture, have made or manufactured, sell, advertise, promote, distribute, hire, or otherwise dispose of the product, or to keep it for the purpose of doing any of those things.

CONFIDENTIAL INFORMATION means:

(a)          information provided to the Recipient under this Agreement which is by its nature confidential;

(b)          information provided to the Recipient under this Agreement which the Discloser identifies to the Recipient as confidential;

(c)          information provided to the Recipient under this Agreement which the Recipient knows or ought to know is confidential,

but does not include:

(d)          information which is or becomes public knowledge other than by breach of this Agreement;

(e)          information which is in the possession of the Recipient without restriction in relation to disclosure before the Recipient receives it from the Discloser; or

(f)          information which is independently developed or acquired by the Recipient,

and in the case of CIMTECH includes any confidential information disclosed under clause 3.2.

DEVELOPMENT (and DEVELOP) means research and development of the PRODUCTS including but limited to activities, projects and investigations associated directly or indirectly with composition of matter, formulation development, mode of action studies, pharmacokinetic investigations, in vitro and in vivo studies in animals or humans, safety studies, efficacy studies, human user safety studies, environmental safety studies, pharmaceutical product ingredient characterisation, process development and scale up for manufacture, regulatory approvals, market investigations and assessments, and all other processes or endeavours associated with obtaining the approval of the PRODUCT by a relevant regulatory body.

DEVELOPMENT COSTS means the total amounts expended by PARNELL on DEVELOPMENT, including internal costs that are appropriately and relevantly allocated to projects and activities associated with development of the PRODUCTS and which are appropriately accounted for and recorded, and all amounts paid to third parties, and further including the costs of filing applying for and protecting the INTELLECTUAL PROPERTY; but excluding costs for the commercial distribution, sales and marketing of PRODUCTS after the PRODUCT is approved.

Licence Agreement: CIMTECH Pty Limited & PARNELL TECHNOLOGIES Pty Limited 2

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

DEVELOPMENT PLAN means a document which details the commercially reasonable actions planned to be undertaken by PARNELL to use the LICENSED INTELLECTUAL PROPERTY to DEVELOP PRODUCTS including orthopaedic veterinary and human and dermatological veterinary and human PRODUCTS.

DISCLOSER means a party to this Agreement which discloses CONFIDENTIAL INFORMATION.

IFRS or the INTERNATIONAL FINANCIAL REPORTING STANDARDS means the set of accounting standards developed by the International Accounting Standards Board for the preparation of company financial statements.

INSOLVENCY EVENT means:

(a)          a winding up order is made;

(b)          a resolution is made for winding up (other than for the purpose of reconstruction);

(c)          a provisional liquidator or administrator is appointed;

(d)          an official manager, a receiver, a receiver and manager or similar officer is appointed and that appointment is not stayed or revoked within 14 days;

(e)          ceasing to carry on business;

(f)          any proposal to enter into a scheme of arrangement or composition for the benefit of creditors (except for the purpose of reconstruction);

(g)          execution is levied on a judgment that is not the subject of a dispute, for an amount exceeding $50,000.00, in favour of a creditor, and is not satisfied within the required time.

INTELLECTUAL PROPERTY means any of the following created using the LICENSED INTELLECTUAL PROPERTY whether created by PARNELL or on its behalf and regardless of inventorship or whether or not it contains LICENSED INTELLECTUAL PROPERTY:

(a)          an invention or discovery; manner, method or process of manufacture; method or principle of construction; chemical composition or formulation; biological material; computer program; integrated circuit, circuit layout or semiconductor chip layout or design; plan, drawing or design; or scientific, technical or engineering information or document;

(b)          any improvement, modification or development of any of the foregoing;

Licence Agreement: CIMTECH Pty Limited & PARNELL TECHNOLOGIES Pty Limited 3

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)          any patent, application for a patent, right to apply for a patent or similar rights for or in respect of any INTELLECTUAL PROPERTY referred to in sub-paragraphs (a) or (b);

(d)          any trade secret, know-how, or right of secrecy or confidentiality in respect of any information or document or other INTELLECTUAL PROPERTY referred to in sub-paragraphs (a) or (b);

(e)          any copyright or other rights in the nature of copyright subsisting in any works or other subject matter referred to in sub-paragraphs (a) or (b);

(f)          the KNOW HOW; and

(g)          the IMPROVEMENTS.

KNOW HOW means all know how and trade secrets and technical or other information whether or not patentable, and in whatever form including any electronic, tangible or intangible medium, and includes information and materials, discoveries, trade secrets, inventions, modifications, improvements, data (including amongst other things all chemical, preclinical, pharmacological, pharmacokinetic, toxicological, analytical and quality control data), results, laboratory records, reports, summaries and information contained in submissions to, and information from, regulatory authorities.

IMPROVEMENTS means any change or improvement to the LICENSED INTELLECTUAL PROPERTY made by or on behalf of PARNELL after the date of this Agreement.

LICENSED INTELLECTUAL PROPERTY means the following patent applications:

(a)          ***

(b)          ***

(c)          ***

and the CONFIDENTIAL INFORMATION disclosed by CIMTECH under clause 3.2.

MILESTONE PAYMENTS means a payment from a SUB-LICENSEE that is linked to the reaching of predetermined significant stages of an agreed development pathway that is not otherwise accounted for as REVENUE.

NADA means a New Animal Drug Application or similar application or submission to the United States Food and Drug Administration or its successor, or any similar application to any other REGULATORY AUTHORITY.

Licence Agreement: CIMTECH Pty Limited & PARNELL TECHNOLOGIES Pty Limited 4

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

NDA means a New Drug Application, Biologics License Application, Worldwide Marketing Application, or Marketing Application Authorization, or similar application or submission to the United States Food and Drug Administration, or any similar application to any other REGULATORY AUTHORITY.

NET SALES means:

(a)          where PRODUCTS are sold by PARNELL or an AFFILIATE individually, and not as a component of a package of products: the *** by PARNELL or its AFFILIATES less the total of each of the following, in each case to the extent ***:

(i)          ***and/or ***;

(ii)         ***and *** and other ***and ***and *** to the ***;

(iii)        amounts ***;

(iv)        ***to any ***and *** and ***;

(v)         ***, if separately shown on the ***;

(b)          where PRODUCTS are sold as a component of a package of PRODUCTS, and not individually: – the amount calculated in accordance with paragraph (a), that is ***to the PRODUCTS;

(c)          where PRODUCTS are sold to any person that enjoys a favoured course of dealing with PARNELL or its AFFILIATES, the amount calculated in accordance with paragraph (a), but substituting for the ***have been ***had the ***.

PATENT means the patent applications or patents granted in respect of the patent applications listed in the definition of LICENSED INTELLECTUAL PROPERTY.

PRODUCT means each product the manufacture, use, or sale of which infringes, uses, or employs any part of the LICENSED INTELLECTUAL PROPERTY or was developed with the assistance of the LICENSED INTELLECTUAL PROPERTY.

PUBLIC DOMAIN means the general store of knowledge that is known or generally available and ascertainable by members of the community.

RECIPIENT means a party to this agreement to whom CONFIDENTIAL INFORMATION is disclosed.

REGULATORY AUTHORITY means any applicable government regulatory authority involved in granting approvals for the manufacturing, marketing, reimbursement and/or pricing of PRODUCTS (other than COSMETIC PRODUCTS) in the TERRITORY, including, in the United States, the United States Food and Drug Administration and any successor governmental authority having substantially the same function.

Licence Agreement: CIMTECH Pty Limited & PARNELL TECHNOLOGIES Pty Limited 5

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

REVENUE means NET SALES plus SUB-LICENSE FEES and if not denominated in Australian dollars then such foreign currency amount that is translated into Australian dollars in accordance with clause 1.3(b).

ROYALTY PERIOD means each calendar year ending 31 December.

ROYALTY TERM in relation to each separate country in the TERRITORY means the period set out in Clause 2.

SPOT RATE means the buy rate for Australian dollars as published by Westpac Banking Corporation relating to the day that a foreign currency denominated REVENUE amount is received by PARNELL and thus translated into Australian dollars for the purposes of calculating the Australian dollar equivalent of all foreign currency amounts under this Agreement.

SUB-LICENSE AGREEMENT means an agreement between PARNELL and a SUB-LICENSEE.

SUB-LICENSEE means a person to whom PARNELL grants a sub-license to DEVELOP or COMMERCIALISE the LICENSED INTELLECTUAL PROPERTY or the INTELLECTUAL PROPERTY.

SUB-LICENSE FEES mean payments, other than milestone payments referred to in clause 5.4, which are received by PARNELL or its AFFILIATES from a SUB-LICENSEE for the use of the LICENSED INTELLECTUAL PROPERTY or the PRODUCTS sold in the TERRITORY during the ROYALTY TERM

TERRITORY means the whole world.

US GAAP means the generally accepted accounting principles in the United States.

VALID CLAIM means any of the following claims:

(a)          a claim of any unexpired PATENT, which has not been:

(i)          held unenforceable, unpatentable or invalid by a decision of a court or governmental body of competent jurisdiction, unappealable or unappealed within the time allowed for appeal;

(ii)         rendered unenforceable through re-examination, reissue, disclaimer or otherwise;

(iii)        lost through an interference proceeding; or

(iv)        abandoned;

(b)          a claim of a pending application for a PATENT, if it has been pending for less than 6 years and which claim has not been:

Licence Agreement: CIMTECH Pty Limited & PARNELL TECHNOLOGIES Pty Limited 6

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)          abandoned; or

(ii)         finally disallowed;

(c)          a claim of a pending application for a PATENT, even if it has been pending for greater than 6 years, if it is the subject of interference proceedings, and which claim has not been:

(i)          abandoned; or

(ii)         finally disallowed.

1.2           Interpretation

(a)          A reference to a party to this Agreement includes a reference to that party’s executor, administrator, heirs, successors, permitted assigns, guardian, and trustee in bankruptcy, all of whom, respectively, are bound by the provisions of this Agreement.

(b)          Headings in this Agreement are inserted for guidance only, and shall not affect the meaning and interpretation of the remaining provisions of this Agreement.

(c)          Words in this Agreement importing the singular number or plural number shall include the plural number and singular number respectively.

(d)          Words in this Agreement importing persons include all persons, entities and associations, including companies, trusts, bodies corporate, statutory bodies, partnerships, and joint venturers.

(e)          Where a word or phrase is given a particular meaning in this Agreement, other parts of speech and grammatical forms of that word or phrase have corresponding meanings.

(f)          Where a party to this Agreement is more than one person the covenants and obligations on their part contained in this Agreement are binding upon each of them jointly and severally.

(g)          The word “including” is not a word of limitation.

(h)          If something must be done on a day that is not a BUSINESS DAY, it may be done on the next day that is a BUSINESS DAY.

(i)          A reference to any statute is a reference to that statute, as amended and in force from time to time.

1.3           Currency

(a)          A reference to an amount of money is a reference to that amount in Australian dollars.

Licence Agreement: CIMTECH Pty Limited & PARNELL TECHNOLOGIES Pty Limited 7

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)          For amounts that are denominated in a foreign currency, such amounts shall be translated to Australian dollars on the day the amount is received by PARNELL using the SPOT RATE or in any event in accordance with PARNELL’s accounting standards as required under US GAAP or IFRS.

(c)          All amounts payable pursuant to this Agreement shall be paid in Australian dollars.

2.          ROYALTY TERM

The ROYALTY TERM for each country, in relation to each separate PRODUCT, is the period commencing upon the date of this Agreement, and ending on the later of:

(a)          where a PATENT encompassing any of the LICENSED INTELLECTUAL PROPERTY has been granted in that country - upon the expiration of the last to expire of the PATENT granted in that country and 15 years after the first commercial sale of the PRODUCT in that country; or

(b)          where no PATENT encompassing any of the LICENSED INTELLECTUAL PROPERTY has been granted in a country - upon the expiration of the period of 15 years after the first commercial sale of the PRODUCT in that country.

3.          LICENCE OF LICENSED INTELLECTUAL PROPERTY

3.1           Grant of license to PARNELL

(a)          Subject to clause 3.1(b), CIMTECH grants to PARNELL an irrevocable perpetual exclusive license in the TERRITORY:

(i)          to COMMERCIALISE the LICENSED INTELLECTUAL PROPERTY; and

(ii)         to pursue the creation of INTELLECTUAL PROPERTY using the LICENSED INTELLECTUAL PROPERTY.

(b)          The licence in clause 3.1(a) is irrevocable subject only to termination by CIMTECH in accordance with clause 15.2.

(c)          For the avoidance of any doubt, the licences granted in paragraph (a) are for all fields of use of the LICENSED INTELLECTUAL PROPERTY, including human and veterinary therapeutics and cosmetics.

(d)          For the ROYALTY TERM, CIMTECH must not directly or indirectly, and either with or without a collaborator conduct any programs that are intended to DEVELOP or COMMERCIALISE any products associated in any way with the active ingredients or raw materials used in the manufacture of the PRODUCTS.

Licence Agreement: CIMTECH Pty Limited & PARNELL TECHNOLOGIES Pty Limited 8

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.2         Technology transfer

(a)         CIMTECH must provide the time of Dr. Graham Matheson to PARNELL during the period of *** from the date of this Agreement, for the purpose of him transferring CIMTECH’s technology relating to the LICENSED INTELLECTUAL PROPERTY to PARNELL, without charge for his time.

(b)         PARNELL must reimburse to CIMTECH any out of pocket expenses incurred by CIMTECH with PARNELL’s prior written approval, for the purposes of paragraph (a).

(c)         CIMTECH acknowledges that PARNELL may at its expense engage Dr. Graham Matheson to provide advisory services relating to the LICENSED INTELLECTUAL PROPERTY, independently of CIMTECH’s obligations in paragraph (a).

3.3         Separate agreements

This Agreement operates as a separate agreement in relation to:

(a)         each PATENT in each country; and

(b)         such of the INTELLECTUAL PROPERTY that never becomes the subject of a PATENT,

to the intent and purpose that if any law of any country allows either party to terminate this Agreement by reason of any PATENT ceasing to be in force, and a party does so, that termination shall operate with respect to the PATENT that ceased to be in force, without affecting the continued operation of this Agreement in relation to:

(c)         all remaining Patents, and

(d)         such of the LICENSED INTELLECTUAL PROPERTY that never becomes the subject of a patent.

4.          SUB-LICENSING

4.1         Grant of SUB-LICENSES

PARNELL may grant a sub-license to any person to DEVELOP or COMMERCIALISE the LICENSED INTELLECTUAL PROPERTY or PRODUCTS without the prior consent of CIMTECH.

4.2         Provision of a copy of a SUB-LICENSE AGREEMENT

PARNELL must, during the ROYALTY TERM:

(a)         upon execution of a SUB-LICENSE AGREEMENT;

Licence Agreement: CIMTECH Pty Limited & PARNELL TECHNOLOGIES Pty Limited 9

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)         upon execution of an agreement varying a SUB-LICENSE AGREEMENT, or effecting a variation of a SUB-LICENSE AGREEMENT in any other way; and

(c)         upon receipt of a written request by CIMTECH,

provide to CIMTECH:

(d)         an executed copy of a SUB-LICENSE AGREEMENT;

(e)         an executed copy of an agreement varying a SUB-LICENSE AGREEMENT;

(f)         particulars of a variation of a SUB-LICENSE AGREEMENT effected in any other way.

5.          ROYALTIES AND OTHER FINANCIAL TERMS

5.1         Up front payment

(a)         No later than at the time of the making this Agreement, CIMTECH must provide to PARNELL an invoice for an up front payment of *** and for any ***.

(b)         PARNELL must pay the invoice referred to in paragraph (a) at the time of the making of this Agreement.

5.2         Milestone payments

(a)         PARNELL must pay to CIMTECH the following amounts, in relation to each of the following events, whether those events occur as a result of actions by PARNELL, or as a result of actions by an AFFILIATE or a SUB-LICENSEE:

No	Milestone	Amount
1.	***	***
2.	***	***
3.	***	***
4.	***	***

(b)         Each amount referred to in paragraph (a) is increased by any ***.

(c)         PARNELL will promptly notify CIMTECH in writing of each event referred to in paragraph (a) taking place.

(d)         ***after receiving the notification referred to in paragraph (c), or ***, CIMTECH shall provide to PARNELL an invoice for the payment due; and for any ***.

Licence Agreement: CIMTECH Pty Limited & PARNELL TECHNOLOGIES Pty Limited 10

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(e)         Within *** of receiving an invoice or invoices complying with paragraph (d), PARNELL shall pay to CIMTECH the amount invoiced, including the ***.

5.3         Royalty on REVENUE

For the ROYALTY TERM in relation to each separate PRODUCT, PARNELL must pay to CIMTECH a royalty that is to be calculated for each ROYALTY PERIOD based upon REVENUE that was received by PARNELL in the ROYALTY PERIOD *** with such royalty to be calculated as follows:

(a)         if the aggregate REVENUE received by PARNELL in the relevant calendar year was *** for that PRODUCT, the rate below that corresponds to the DEVELOPMENT COSTS for that PRODUCT:

DEVELOPMENT COSTS (in millions)	***	***	***	***	***
Royalty Rate (%)	***	***	***	***	***

(b)         if the aggregate REVENUE received by PARNELL in the relevant calendar year was ***, the rate below that corresponds to the DEVELOPMENT COSTS for that PRODUCT:

DEVELOPMENT COSTS (in millions)	***	***	***	***	***
Royalty Rate (%)	***	***	***	***	***

(c)         if the aggregate REVENUE received by PARNELL in the relevant calendar year was ***, the rate below that corresponds to the DEVELOPMENT COSTS for that PRODUCT:

DEVELOPMENT COSTS (in millions)	***	***	***	***	***
Royalty Rate (%)	***	***	***	***	***

Licence Agreement: CIMTECH Pty Limited & PARNELL TECHNOLOGIES Pty Limited 11

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)         if the aggregate REVENUE received by PARNELL in the relevant calendar year was ***REVENUE for that PRODUCT in a calendar year, the rate below that corresponds to the DEVELOPMENT COSTS for that PRODUCT:

DEVELOPMENT COSTS (in millions)	***	***	***	***	***
Royalty Rate (%)	***	***	***	***	***

(e)         if the aggregate REVENUE received by PARNELL in the relevant calendar year was ***, the rate below that corresponds to the DEVELOPMENT COSTS for that PRODUCT:

DEVELOPMENT COSTS (in millions)	***	***	***	***	***
Royalty Rate (%)	***	***	***	***	***

(f)         Each royalty rate referred to in paragraphs (a) to (e) shall be *** *** for REVENUE received from sales of a PRODUCT in a country where there is no VALID CLAIM or a generic version of the PRODUCT exists in that country, but without affecting the royalty rate for REVENUE of any other PRODUCT in that country where a VALID CLAIM does exists for that other PRODUCT or where no generic version exists of that other PRODUCT.

(g)         Where PARNELL has determined in good faith that any third party IP may be necessary to develop, manufacture or commercialise the PRODUCT, PARNELL may reduce its royalty payments in respect of the relevant PRODUCT by ***the cost of obtaining rights to that third party IP, but in any case the royalty rate applicable in paragraphs (a) to (f) shall ***

5.4         Royalty on milestone payments received from SUB-LICENSEE

(a)         PARNELL must pay to CIMTECH a royalty of *** of each milestone payment that has been received by PARNELL under the first SUB-LICENSE AGREEMENT whose scope refers ***, where that SUB-LICENSE AGREEMENT is granted ***.

(b)         The royalty referred to in paragraph (a) is increased by ***.

(c)         PARNELL will promptly notify CIMTECH in writing of the receipt of a milestone payment that is compliant with paragraph (a) under the first SUB-LICENSE AGREEMENT.

Licence Agreement: CIMTECH Pty Limited & PARNELL TECHNOLOGIES Pty Limited 12

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)         ***after receiving the notification referred to in paragraph (c), or ***, CIMTECH shall provide to PARNELL an invoice for the royalty payment due; and for any ***.

(e)         Within ***of receiving an invoice or invoices complying with paragraph (d), PARNELL shall pay to CIMTECH the amount invoiced, including any ***.

5.5         Royalty Advice

Within *** of the last day of a ROYALTY PERIOD during the ROYALTY TERM, PARNELL must send to CIMTECH:

(a)         a written statement stating:

(i)         the ***PRODUCTS sold;

(ii)         the ***of the PRODUCTS were sold in the ***in accordance with clause 1.3(b);

(iii)         NET SALES and *** in accordance with clause 1.3(b);

(iv)         SUB-LICENSE FEES received and *** in accordance with clause 1.3(b);

(v)         payments referred to in Clause 5.4(a) and *** in accordance with clause 1.3(b),

in the ROYALTY PERIOD to which the statement relates; and

(b)         copies of ***AFFILIATE and SUB-LICENSEE indicating the ***AFFILIATE’s and SUB-LICENSEE’s sales in the relevant ROYALTY PERIODS; and

(c)         a written statement of the royalties payable ***for the ROYALTY PERIOD to which the statement relates.

5.6         Royalty and GST invoice

*** after receiving the statements and things referred to in Clause 5.5, CIMTECH shall provide to PARNELL an invoice for the royalty due, as shown on those statements, and ***

5.7         Payment of Royalty

Within *** of receiving an invoice or invoices complying with Clause 5.6, PARNELL shall pay to CIMTECH the amount invoiced, including ***.

Licence Agreement: CIMTECH Pty Limited & PARNELL TECHNOLOGIES Pty Limited 13

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.8         Withholding Tax

If PARNELL is required to pay any withholding tax in respect of any royalties or payments due to CIMTECH, PARNELL may reduce the amount of royalties paid to CIMTECH by the amount of withholding tax paid by PARNELL ***.

6.          ACCOUNTS

6.1         Accounts to be maintained by PARNELL

During the ROYALTY TERM, PARNELL must keep, and must ensure that each AFFILIATE and SUB¬LICENSEE keeps true and accurate accounts and records of:

(a)         the quantities of PRODUCT sold;

(b)         the gross sales price for which quantities of the PRODUCTS are sold;

(c)         NET SALES;

(d)         SUB-LICENSE FEES;

(e)         payments referred to in Clause 5.4(a);

(f)         DEVELOPMENT COSTS; and

(g)         SUB-LICENSES granted.

6.2         Inspection of Accounts by CIMTECH

(a)         CIMTECH may at any time during the ROYALTY TERM, at its expense, appoint a person to inspect PARNELL’s books and records maintained pursuant to Clause 6.1 and notify in writing to PARNELL of the appointment and identity of such person.

(b)         A person producing a written notice of appointment referred to in paragraph (a) may during the ROYALTY TERM, on reasonable notice (such notice not to be less than 10 business days), inspect books and records only during PARNELL’s usual business hours.

(c)         PARNELL must:

(i)         cooperate with a person producing the written notice of appointment referred to in paragraph (a);

(ii)         make available to that person all the records identified in Clause 6.1;

(iii)         give to that person reasonable assistance that person may request.

Licence Agreement: CIMTECH Pty Limited & PARNELL TECHNOLOGIES Pty Limited 14

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.3         Deficiency in amount of payment

If as a result of any inspection CIMTECH discovers any underpayment of the amounts required to be paid by PARNELL to CIMTECH pursuant to this Agreement and the underpayment exceeds 5% of the amount that should have been paid, PARNELL shall pay to CIMTECH all of CIMTECH’s costs incurred in relation to the inspection referred to in clause 6.2(b).

6.4         Accounts of SUB-LICENSEES

PARNELL must, in every SUB-LICENSE AGREEMENT, include obligations upon the SUB-LICENSEE with respect to the keeping of accounts and the inspection by PARNELL of accounts, no less advantageous to PARNELL than Clauses 6.1 and 6.2 are to CIMTECH and PARNELL must endeavour to enforce such requirements of the SUB-LICENSEE to the extent that CIMTECH will receive the full benefit as contemplated by this Agreement.

7.          GENERAL OBLIGATIONS OF LICENSEE

7.1         DEVELOPMENT OF the LICENSED INTELLECTUAL PROPERTY

To the extent that a Valid Claim continues to exist in relation to a Patent, PARNELL *** to DEVELOP the LICENSED INTELLECTUAL PROPERTY.

To the extent that a Valid Claim continues to exist in relation to a Patent, if PARNELL or its SUB-LICENSEES (as the case may be) do not undertake any DEVELOPMENT of:

(a)         ***; or

(b)         ***; or

(c)         ***,

***, CIMTECH may, in accordance with clause 15.2(c), terminate the licence granted to PARNELL under this agreement to the extent to which the inactivity pertains to the relevant Patent.

7.2         Diligence obligations

Within *** of the making of this Agreement PARNELL must provide CIMTECH with a DEVELOPMENT PLAN for DEVELOPMENT of the PRODUCTS. CIMTECH acknowledges that the plan is for information purposes only.

7.3         Compliance with laws

PARNELL must comply with all laws in relation to the COMMERCIALISATION of the PRODUCTS.

Licence Agreement: CIMTECH Pty Limited & PARNELL TECHNOLOGIES Pty Limited 15

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.4         No misleading or deceptive conduct

PARNELL must not engage in any misleading or deceptive conduct or conduct likely to be misleading or deceptive in Commercialising the PRODUCTS.

7.5         Reporting by PARNELL

PARNELL must, during the ROYALTY TERM, each *** or any other period and in such a format that is consistent with PARNELL’s public reporting obligations including but not limited to those imposed by the United Sates Securities Exchange Commission, provide to CIMTECH ***.

No disclosure stated in in this clause shall be necessary to the extent that it is not permissible under the rules governing the listing of PARNELL as a publicly traded company

8.          PATENTS

8.1         Countries

PARNELL shall decide, which countries the LICENSED INTELLECTUAL PROPERTY and any INTELLECTUAL PROPERTY derived from the LICENSED INTELLECTUAL PROPERTY should be protected in, by the prosecution of Patents.

8.2         PATENT Ownership

(a)         All patents and applications for provisional patents and patents existing at the date of this Agreement in relation to the LICENSED INTELLECTUAL PROPERTY will be in the name of CIMTECH.

(b)         All applications for new provisional patents and patents in relation to the LICENSED INTELLECTUAL PROPERTY or any INTELLECTUAL PROPERTY will be made by and owned by PARNELL.

8.3         PATENT to be maintained

*** shall decide which patents shall be maintained.

8.4         PATENT Expenses

***shall pay all patent expenses in relation to:

(a)         ***; and

(b)         the ***

relating to the LICENSED INTELLECTUAL PROPERTY and any INTELLECTUAL PROPERTY.

If ***does not pay the expenses in relation to the PATENTS, ***may pay those expenses.

Licence Agreement: CIMTECH Pty Limited & PARNELL TECHNOLOGIES Pty Limited 16

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.          INTELLECTUAL PROPERTY

9.1         Ownership

(a)         The parties acknowledge that PARNELL is the sole owner of all INTELLECTUAL PROPERTY.

(b)         CIMTECH must not:

(i)         directly or indirectly contest or impair PARNELL’s ownership of the INTELLECTUAL PROPERTY;

(ii)         represent that it has any ownership interest in the INTELLECTUAL PROPERTY.

(c)         The parties acknowledge that the LICENSED INTELLECTUAL PROPERTY is the property of CIMTECH.

9.2         Infringement

If either party shall learn or believe that:

(a)         any unauthorised person has come into possession of any part of the LICENSED INTELLECTUAL PROPERTY or the INTELLECTUAL PROPERTY;

(b)         any person has made any improper or unauthorised use of the LICENSED INTELLECTUAL PROPERTY or the INTELLECTUAL PROPERTY; or

(c)         any unauthorised person is doing anything in contravention of rights that attach to and arise from the LICENSED INTELLECTUAL PROPERTY or the INTELLECTUAL PROPERTY,

that party must immediately report full particulars to the other.

9.3         Parties to consider acting jointly in relation to infringements

As soon as practicable:

(a)         after receipt of the information referred to in Clause 9.2; or

(b)         after any challenge in any manner to the LICENSED INTELLECTUAL PROPERTY or the INTELLECTUAL PROPERTY is made by any person,

PARNELL WILL decide what course should be taken. If PARNELL requires the assistance of CIMTECH in its decided actions. CIMTECH shall cooperate fully with PARNELL and give all reasonable assistance to PARNELL and if necessary give all necessary instructions to its legal representatives.

Licence Agreement: CIMTECH Pty Limited & PARNELL TECHNOLOGIES Pty Limited 17

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PARNELL shall be responsible for all legal fees and disbursements in relation to such proceedings. To the extent damages are awarded, such damages will be treated as REVENUE for the purposes of this Agreement and ROYALTIES will be payable upon such damages pursuant to clause 5.

9.4         PARNELL elects to proceed solely

If PARNELL wishes to solely institute or defend any proceedings concerning the LICENSED INTELLECTUAL PROPERTY, to the extent of PARNELL’s rights in this Agreement:

(a)         PARNELL must, at CIMTECH’s request, and as a precondition to the right to commence or defend any proceedings, indemnify CIMTECH with respect to any obligation or liability whatsoever that CIMTECH might be called upon to discharge, and must sign a Deed of Indemnity in such form as CIMTECH’s solicitor shall reasonably require;

(b)         CIMTECH must, after the provision of the indemnity referred to in paragraph (a), at the cost and expense of PARNELL, provide to PARNELL all assistance in its power with respect to the proceedings;

(c)         PARNELL may solely give all instructions to legal representatives;

(d)         PARNELL shall solely be responsible for all legal fees and disbursements with respect to such proceedings; and

(e)         PARNELL shall pay to CIMTECH, an amount which represents the royalties that would have been payable by PARNELL to CIMTECH in accordance with this Agreement, on the amount of sales revenues in relation to which PARNELL’s damages have been assessed (as distinct from the amount of actual damages recovered).

9.5         PARNELL elects not to proceed in relation to infringements

If PARNELL elects not to institute or defend proceedings concerning the LICENSED INTELLECTUAL PROPERTY and CIMTECH wishes to institute or defend those proceedings:

(a)         PARNELL must provide to CIMTECH all assistance in its power with respect to the proceedings.

(b)         CIMTECH may solely give all instructions to legal representatives;

(c)         CIMTECH shall solely be responsible for all legal fees and disbursements with respect to such proceedings; and

(d)         CIMTECH shall solely take the benefit of any damages or other monies that accrue from those proceedings.

Licence Agreement: CIMTECH Pty Limited & PARNELL TECHNOLOGIES Pty Limited 18

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

10.         CONFIDENTIAL INFORMATION

10.1        Ownership of CONFIDENTIAL INFORMATION

The CONFIDENTIAL INFORMATION is the property of the DISCLOSER.

10.2        Use of CONFIDENTIAL INFORMATION

A RECIPIENT must use the CONFIDENTIAL INFORMATION solely for the purpose for which it was disclosed, and for no other purpose whatsoever, without the prior written consent of the DISCLOSER, which the DISCLOSER shall be at liberty to give or to decline to give in its unfettered and uncontrolled discretion.

10.3        Non-Disclosure of CONFIDENTIAL INFORMATION

A RECIPIENT must keep the CONFIDENTIAL INFORMATION secret and confidential, and must not, disclose, communicate, or otherwise make known to any person any part of the CONFIDENTIAL INFORMATION without the prior written consent of the DISCLOSER, which the DISCLOSER shall be at liberty to give or to decline to give in its unfettered and uncontrolled discretion.

10.4        Relief to RECIPIENT

The RECIPIENT shall be relieved from the RECIPIENT’s obligations contained in Clauses 10.2 and 10.3 in respect to any CONFIDENTIAL INFORMATION which:

(a)         the RECIPIENT can show was in the possession of the RECIPIENT as at the date of the disclosure and that it was not already known subject to an obligation of confidentiality; or

(b)         becomes part of the PUBLIC DOMAIN otherwise than by a breach of this Agreement; or

(c)         the RECIPIENT can show was received in good faith from a person:

(i)         who is not a party to this Agreement; and

(ii)        who did not receive the CONFIDENTIAL INFORMATION from the DISCLOSER or any person in respect to whom the DISCLOSER can trace the provision of the CONFIDENTIAL INFORMATION originating with it.

10.5        Damages inadequate

The RECIPIENT acknowledges that:

(a)         damages may be an inadequate remedy to the DISCLOSER in the event of any breach of Clause 10.2 or 10.3 occurring, and that only injunctive relief or some other equitable remedy might be adequate to properly protect the interests of the DISCLOSER; and

Licence Agreement: CIMTECH Pty Limited & PARNELL TECHNOLOGIES Pty Limited 19

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)         the DISCLOSER would not have entered into this Agreement but for the acknowledgment made by the RECIPIENT in paragraph (a).

10.6        Disclosure to directors and employees

(a)         CIMTECH may not disclose the CONFIDENTIAL INFORMATION to any other person including its directors, employees or shareholders without the prior written permission of PARNELL.

(b)         CIMTECH makes a request of PARNELL for it to disclose the CONFIDENTIAL INFORMATION to one of its directors or employees, PARNELL may require that person to enter into a confidentiality undertaking upon such terms as PARNELL shall reasonably require.

10.7       Disclosure for COMMERCIALISATION

(a)         PARNELL may, without the prior written consent of CIMTECH, disclose CONFIDENTIAL INFORMATION for the purpose of exercising its rights pursuant to this Agreement.

(b)         PARNELL must ensure that its disclosure of CONFIDENTIAL INFORMATION pursuant to paragraph

(c)         is upon such terms, or is restricted to such an extent as:

(i)         protects the CONFIDENTIAL INFORMATION from unauthorised or improper use or disclosure

(ii)         does not prejudice any possible future patent application in relation to what is to be disclosed.

10.8        Infringement of confidentiality

If the RECIPIENT shall learn or believe that:

(a)         any unauthorised person has come into possession of any part of the CONFIDENTIAL INFORMATION;

(b)         any person has made any improper or unauthorised use of the CONFIDENTIAL INFORMATION; or

(c)         any unauthorised person is doing anything in contravention of rights that attach to and arise from the CONFIDENTIAL INFORMATION,

the RECIPIENT must immediately report full particulars to the DISCLOSER, and must provide to the DISCLOSER all assistance and information it may request with respect to that information.

Licence Agreement: CIMTECH Pty Limited & PARNELL TECHNOLOGIES Pty Limited 20

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

10.9        Public Statements

CIMTECH may not make any public or media statement concerning this Agreement without the consent of PARNELL.

10.10       Survival of obligations

The termination of this Agreement or the expiry of any ROYALTY TERM shall not affect each party’s obligations in this Agreement relating to the CONFIDENTIAL INFORMATION of the other set out in Clauses 10.1 to 10.9.

11.         INSURANCE

Before PARNELL or an AFFILIATE DEVELOPS or COMMERCIALISES the LICENSED INTELLECTUAL PROPERTY or sells any PRODUCT, PARNELL must take out an appropriate policy of insurance.

12.         WARRANTIES

12.1        DEVELOPMENT and COMMERCIALISATION is uncertain

Both CIMTECH and PARNELL acknowledges the fundamental uncertainty with respect to the DEVELOPMENT and COMMERCIALISATION of new technology.

12.2        Warranties by CIMTECH

CIMTECH makes the warranties in Schedule 1.

12.3        Warranties by PARNELL

PARNELL warrants that its AFFILIATES will comply with the terms of this agreement as if they were parties to it to ensure that CIMTECH will receive the full benefit as contemplated by this Agreement.

12.4        Acknowledgments

Each party acknowledges that:

(a)         except for such warranties on the part of CIMTECH as are expressly set out in this Agreement there are no other terms or warranties binding upon CIMTECH or between CIMTECH and PARNELL;

(b)         CIMTECH has not made, nor has any person on behalf of CIMTECH made any term, warranty, undertaking, or understanding whatsoever that is not expressly set out in this Agreement;

(c)         to the full extent permitted by law, there are no statutory warranties binding upon CIMTECH; and

Licence Agreement: CIMTECH Pty Limited & PARNELL TECHNOLOGIES Pty Limited 21

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)          no representation or promise of any description, not expressly included in this Agreement, was made before this Agreement was entered into.

12.5         No other warranties

PARNELL acknowledges that CIMTECH has not made and does not make any warranty or representation whatsoever as to:

(a)          the safety of the LICENSED INTELLECTUAL PROPERTY or of the PRODUCTS

(b)          the viability of the LICENSED INTELLECTUAL PROPERTY;

(c)          the marketability of the LICENSED INTELLECTUAL PROPERTY or of the PRODUCTS;

(d)          the profits or revenues that may result from the COMMERCIALISATION of the LICENSED INTELLECTUAL PROPERTY or of the PRODUCTS;

(e)          the COMMERCIALISATION prospects or success of any part of the LICENSED INTELLECTUAL PROPERTY or of the PRODUCTS

(f)          whether any patent application may be granted, or granted with the claims sought, or any reduced claims

(g)          whether any patent granted may be declared invalid or cease to be registered.

13.         RELEASE AND INDEMNITY

13.1         Release

Subject to CIMTECH complying with its obligations under this Agreement, PARNELL releases CIMTECH its officers and employees from and against all actions, claims, proceedings or demands and in respect of any loss, death, injury, illness or damage (whether personal or property, and whether special, direct, indirect or consequential, including consequential financial loss) arising out of the COMMERCIALISATION or use of the LICENSED INTELLECTUAL PROPERTY, or any products derived from the LICENSED INTELLECTUAL PROPERTY by PARNELL, its AFFILIATES and SUB-LICENSEES.

13.2         Indemnity

(a)          Subject to CIMTECH complying with its obligations under this Agreement, PARNELL indemnifies and shall continue to indemnify CIMTECH its officers and employees from and against all actions, claims, proceedings or demands (including those brought by third parties) which may be brought against it or them, whether on their own or jointly, in respect of any loss, death, injury, illness or damage (whether personal or property, and whether special, direct, indirect or consequential, including consequential financial loss) arising out of the DEVELOPMENT or COMMERCIALISATION or use of the LICENSED INTELLECTUAL PROPERTY, or any products derived from the LICENSED INTELLECTUAL PROPERTY by PARNELL, its AFFILIATES and SUB-LICENSEES

Licence Agreement: CIMTECH Pty Limited & PARNELL TECHNOLOGIES Pty Limited 22

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)          The obligation to indemnify CIMTECH and its officers, employees, sub-contractors and agents set out in paragraph (a) is a continuing obligation separate and independent of other obligations, and shall survive the expiration or termination of this Agreement.

14.         DISPUTE RESOLUTION

14.1         When this Clause applies

(a)          A party to this Agreement must not commence legal proceedings against another party to this Agreement, unless that party wishing to commence proceedings has complied with Clauses 14.2 to 14.5.

(b)          Clauses 14.2 to 14.5 shall not apply where a party seeks urgent interlocutory or equitable relief from a Court.

14.2         Notice of dispute

When a party claims that a dispute has arisen under this Agreement, that party must serve written notice of that dispute to each other party.

14.3         Appointment of representative

(a)          Following the notification of a dispute pursuant to Clause 14.2, the parties must each within five business days appoint a representative to resolve the dispute.

(b)          The representative appointed pursuant to paragraph (a) must have authority to resolve the dispute in all respects, and to bind the party the person represents to any resolution of the dispute.

(c)          The representatives appointed pursuant to paragraph (a) must use their best endeavours to resolve the dispute.

14.4         Mechanism for resolution of dispute

(a)          If a dispute has not been resolved within 30 days of the first notification of the dispute, or such further period as the parties or the representatives appointed pursuant to Clause 14.3 shall allow, those representatives must use their best endeavours to reach agreement upon a mechanism for the resolution of the dispute.

(b)          The mechanism for resolution of a dispute for the purposes of paragraph (a) may include, but need not necessarily be: further negotiations, mediation, conciliation, arbitration, litigation, and expert determination.

Licence Agreement: CIMTECH Pty Limited & PARNELL TECHNOLOGIES Pty Limited 23

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)          The agreement upon a mechanism for the resolution of a dispute pursuant to paragraph (b) must include agreement with respect to such of the following as are applicable:

(i)          a timetable for the taking of all necessary steps relating to the mechanism;

(ii)         a procedure for the selection of any person to be appointed to act as a mediator, conciliator, or arbitrator;

(iii)        that person’s remuneration; and

(iv)        who shall be responsible for the payment of that remuneration.

14.5         Commencement of legal proceedings

If:

(a)          the parties have not reached agreement upon a mechanism for the resolution of a dispute within 45 days after the first notification of the dispute or any additional period agreed upon pursuant to clause 14.4(a); or

(b)          any party (other than the party notifying the dispute) shall fail to observe the timetable referred to in Clause 14.4(c), or

(c)          the mechanism for the resolution of the dispute does not resolve the dispute,

any party may commence proceedings in any court of competent jurisdiction in relation to that dispute.

15.         TERMINATION

15.1         Termination by PARNELL with notice

(a)          PARNELL may, at any time until the first regulatory approval, by 30 days written notice to CIMTECH terminate this Agreement in relation to one or more PATENTS in:

(i)          the whole TERRITORY, or

(ii)         specific countries in the TERRITORY specified in that notice.

(b)          PARNELL must pay to CIMTECH all PATENT maintenance expenses incurred for the country or TERRITORY as the case may be during the period of 3 months from the date of service of a notice pursuant to paragraph (a).

Licence Agreement: CIMTECH Pty Limited & PARNELL TECHNOLOGIES Pty Limited 24

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

15.2         Termination by CIMTECH for default by PARNELL

(a)          If

(i)          PARNELL is in default of its obligations under clauses 5.1, 5.2, 5.3 or 5.4; and

(ii)         that default has continued for not less than 14 days; and

(iii)        CIMTECH serves upon PARNELL notice in writing requiring the default to be remedied within *** of the date of such notice, or such greater number of days as CIMTECH may in its discretion allow; and

(iv)        PARNELL shall have failed to comply with the notice referred to in paragraph (ii),

CIMTECH may immediately terminate this Agreement by notice in writing to PARNELL.

(b)          If an INSOLVENCY EVENT occurs in relation to PARNELL, CIMTECH may immediately terminate this Agreement by notice in writing to PARNELL.

(c)          If PARNELL fails to comply with its obligations under clause 7.1, and

(i)          CIMTECH serves upon PARNELL notice in writing requiring the default to be remedied within *** of the date of such notice, or such greater number of days as CIMTECH may in its discretion allow; and

(ii)         if PARNELL shall have failed to comply with the notice referred to in paragraph (i),

CIMTECH may, by notice in writing to PARNELL, thereupon immediately terminate the licence granted to PARNELL under this agreement for the relevant Patent in respect of which the inactivity pertains.

15.3         Termination does not affect prior rights or obligations or accrued rights

(a)          The termination of this Agreement by any party shall not relieve the other party from performing all obligations which:

(i)          fell due to be performed before the effective termination of this Agreement; or

(ii)         fall due to be performed as a result of that termination.

(b)          The termination of this Agreement will not affect any rights that accrue to any party before the termination, or which arise connected with the termination, that are preserved.

Licence Agreement: CIMTECH Pty Limited & PARNELL TECHNOLOGIES Pty Limited 25

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

15.4         Exclusive rights

This clause 15 sets out the parties’ sole rights of termination in respect of this Agreement.

16.         RESULT OF TERMINATION

16.1         Return of confidential information

Immediately upon the termination of this Agreement by CIMTECH in accordance with clause 15.2, unless the parties shall enter into a further Agreement in respect to the CONFIDENTIAL INFORMATION, the RECIPIENT must immediately upon being so requested in writing by the DISCLOSER, deliver to the DISCLOSER:

(a)          all CONFIDENTIAL INFORMATION in its possession;

(b)          all CONFIDENTIAL INFORMATION which it has provided to any other person;

(c)          all notes, memoranda, correspondence, reports, summaries, and all other matters or things brought into existence by the party which in any manner refers to any part of the CONFIDENTIAL INFORMATION; and

(d)          all notes, memoranda, correspondence, reports, summaries, and all other matters or things brought into existence by any person which in any manner refers to any part of the CONFIDENTIAL INFORMATION.

16.2         Destruction of confidential Information

(a)          Any part of the CONFIDENTIAL INFORMATION which cannot conveniently be returned to the DISCLOSER by the RECIPIENT must be completely destroyed in that manner that the DISCLOSER directs.

(b)          The DISCLOSER shall be entitled to appoint a person to oversee and verify the performance by the RECIPIENT of its obligations pursuant to paragraph (a).

(c)          Upon the performance by the RECIPIENT of its obligations contained in paragraph (a), the RECIPIENT must certify in writing to the DISCLOSER that performance has been completed.

(d)          The certificate provided by the RECIPIENT to the DISCLOSER pursuant to paragraph (c) is agreed by the parties to be a warranty by the RECIPIENT that the RECIPIENT has performed all the RECIPIENT’s obligations contained in paragraph (a).

17.         GOODS AND SERVICES TAX

17.1         GST recovery

If GST is payable by a Supplier on a Supply made under this Agreement, then, to the extent that:

Licence Agreement: CIMTECH Pty Limited & PARNELL TECHNOLOGIES Pty Limited 26

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)          the consideration for that Supply is not already stated to include an amount in respect of GST; or

(b)          the amount of GST stated to be included in the consideration is less than the amount of the GST liability actually incurred by the Supplier in respect of that Supply,

the Supplier may increase the consideration by any applicable amount of GST and the RECIPIENT must pay that increased amount at the same time and to the same extent as any part of the consideration is payable to the Supplier is respect of the Supply.

17.2         Reimbursable amount

Where any expenses incurred by a Supplier are to be reimbursed by the RECIPIENT under this Agreement, the reimbursable amount shall be determined as follows:

(a)          first, any amount which the Supplier is entitled to claim as an Input Tax Credit shall be deducted from the cost to the Supplier of the expense item to arrive at an “Actual Cost”; and

(b)          second, the Actual Cost shall be increased by and to the extent of the amount of GST payable by the Supplier in respect of the Supply to the RECIPIENT for which the expense item is consideration.

17.3         Legislative changes

If the GST payable by the Supplier on a Taxable Supply is varied pursuant to any change in legislation, the consideration payable under this Agreement must be increased or decreased to reflect that variation of the GST.

17.4         Tax invoice

If GST is payable, the Supplier will provide the RECIPIENT with a Tax Invoice or a document adequate to entitle the RECIPIENT to claim an Input Tax Credit.

17.5         Definitions

For the purposes of this Article, GST, Input Tax Credit, RECIPIENT, Supplier, Supply, Tax Invoice and Taxable Supply have the meanings attributed to those terms in the A New Tax System (Goods and Services Tax) Act 1999.

18.         SERVICE OF NOTICES

18.1         Manner of Service of Notices

Any notice to be given or served by one party upon the other pursuant to this Agreement shall be sufficiently served if:

Licence Agreement: CIMTECH Pty Limited & PARNELL TECHNOLOGIES Pty Limited 27

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)          sent by pre-paid post to the office of the party appearing upon this Agreement, or to the address of the party last known to the party serving such notice;

(b)          sent by facsimile transmission; or

(c)          delivered personally to the party or the party’s address appearing upon this Agreement, or to the address of the party last known to the party serving notice.

(d)          sent by email to the recipient’s email address appearing upon this Agreement or to the address of the party last known to the party serving such notice.

18.2         When service by post is effective

Where service is effected by prepaid post, service shall be deemed to have taken place two business days after the document to be served has been placed in a postal receptacle, and the document shall be deemed to have been received by the addressee on the day that it is deemed to have been served.

18.3         When service by facsimile transmission is effective

Where service is effected by facsimile transmission, service shall be deemed to have taken place upon the completion of that transmission if the sender’s facsimile machine produces a written report confirming the completion of a successful transmission of all pages in the notice, to the recipient’s facsimile machine.

18.4         When personal service is effected

Where service is effected personally, service shall be deemed to have taken place at the time of actual delivery.

18.5         When email service is effected

Where service is effected by email, service shall be deemed to have taken place when the sender’s computer systems record the date and time of successful delivery of the email

19.         GENERAL

19.1         Assignment and novation

PARNELL may assign its rights and obligations in this Agreement to any person, without the prior consent in writing of CIMTECH, provided that the assigned person agrees to assume PARNELL’s obligations under this Agreement and CIMTECH is notified of such assignment within 30 days after it becomes effective.

19.2         Relationship between the parties

(a)          The relationship between the parties is that of licensor and licensee, and nothing shall be construed or interpreted to make one party the agent, partner, joint venturer or representative of the other.

Licence Agreement: CIMTECH Pty Limited & PARNELL TECHNOLOGIES Pty Limited 28

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)          Neither party may at any time, without the prior written consent of the other act as or represent that it is the agent, partner, joint venturer or representative of the other.

19.3         Further Assurance

Each party must on demand by another party perform all such acts and execute all such agreements, assurances and other documents and instruments as that party reasonably requires either to perfect the rights and powers afforded, created or intended to be afforded or created by this Agreement or to give full force and effect to, or facilitate the performance of, the transactions provided for in this Agreement.

19.4         Counterparts

This Agreement may be executed in separate counterparts, and all those counterparts together constitute one agreement.

19.5         Legal Costs

Each party shall be responsible for its own legal fees and costs in connection with the preparation, negotiation and execution of this Agreement.

19.6         Warranty of Authority

Where this Agreement is signed by a person for and on behalf of a party to this Agreement, that person:

(a)          warrants that the person is the authorised agent of that party with express authority to enter into and sign this Agreement for and on behalf of that party, and thereby to bind that party to the obligations upon that party contained in this Agreement; and

(b)          acknowledges that the other party to this Agreement would not have entered into this Agreement but for the warranty of authority contained in paragraph (a).

19.7         Whole Agreement

The parties acknowledge that solely in relation to the subject matter of this Agreement:

(a)          this Agreement merges all discussions between the parties, up to the date of this Agreement;

(b)          the whole of the agreement between the parties is contained in this Agreement; and

(c)          there are no agreements, understandings, other terms whether express or implied, or collateral agreements in force or effect between the parties that are not contained in this Agreement.

Licence Agreement: CIMTECH Pty Limited & PARNELL TECHNOLOGIES Pty Limited 29

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

19.8         Variations

No variation to this Agreement shall be binding upon the parties unless that variation is in writing, and is signed by all the parties to this Agreement.

19.9         Waiver

(a)          No failure or delay of any party to exercise any right given pursuant to this Agreement or to insist on strict compliance by any other party of any obligation in this Agreement shall constitute a waiver of any party’s rights to demand exact compliance with the terms of this Agreement.

(b)          Waiver by any party of any particular default by any other party shall not affect or prejudice each party’s right in respect of any prior or subsequent default of the same or of a different nature.

(c)          Any delay or omission by any party to exercise any right arising from any default shall not affect or prejudice that party’s right in respect to such a default or any subsequent default or the continuance of any default.

(d)          Any waiver shall be an effective waiver only if the waiver is expressly set out in writing and signed by the party making the waiver.

19.10         Applicable Law

(a)          The parties agree that this Agreement is made and entered into in the State of New South Wales in Australia.

(b)          The parties agree to submit themselves to the non-exclusive jurisdiction of the laws in force for the time being in New South Wales.

(c)          The parties agree to submit themselves to the non-exclusive jurisdiction of the Courts in New South Wales.

19.11         Severance

If it is held by a court that:

(a)          any part of this Agreement is or would be void, voidable, illegal or unenforceable; or

(b)          the application of any part of this Agreement to any person or circumstances shall be or become invalid or unenforceable unless any part of this Agreement were severed from this Agreement, that part shall be severable and shall not affect the continued operation of the remaining terms of this Agreement.

Licence Agreement: CIMTECH Pty Limited & PARNELL TECHNOLOGIES Pty Limited 30

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTED AS AN AGREEMENT

Executed by CIMTECH PTY LIMITED ACN 127 621 345 acting by the following persons or, if the seal is affixed, witnessed by the following persons in accordance with s127 of the Corporations Act 2001:

/s/ Lloyd Prescott	/s/ Matthew Harris
Signature of director	Signature of director/company secretary

Lloyd Prescott	Matthew Harris
Name of director (print)	Name of director/company secretary (print)

Executed by PARNELL TECHNOLOGIES
PTY LTD ACN 138 251 635 acting by the
following persons or, if the seal is affixed,
witnessed by the following persons in
accordance with s127 of the Corporations
Act 2001:

/s/ Robert Joseph	/s/ Alan Bell
Signature of director	Signature of director/company secretary

Robert Joseph	Alan Bell
Name of director (print)	Name of director/company secretary (print)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 1: WARRANTIES

1.          Corporate Power and actions

1.1           CIMTECH warrants that it is duly incorporated and validly existing under the laws of the Australia.

1.2           CIMTECH warrants that subject to paragraph 2 it has the legal right and power to enter into this Agreement.

1.3           CIMTECH warrants that the execution, delivery and performance of this Agreement by CIMTECH has been duly and validly authorised by all necessary corporate action.

1.4           CIMTECH warrants that the execution and performance of this Agreement by CIMTECH does not, violate or conflict with or result in a breach of or constitute a default under or result in the imposition of any encumbrance under the provisions of CIMTECH’s Constitution.

1.5           CIMTECH warrants that subject to paragraph 2 this Agreement is valid and binding upon it.

2.          INTELLECTUAL PROPERTY

2.1           CIMTECH warrants to PARNELL that as at the date of this Agreement:

(a)          CIMTECH solely owns the LICENSED INTELLECTUAL PROPERTY both legally and beneficially;

(b)          the use of the LICENSED INTELLECTUAL PROPERTY does not infringe any rights of any person;

(c)          without limiting the generality of paragraph (b), the use of the LICENSED INTELLECTUAL PROPERTY does not:

(i)          infringe any patent granted anywhere in the world as at the date of this Agreement;

(ii)         infringe any patent application that is pending anywhere in the world as at the date of this Agreement;

(d)          the LICENSED INTELLECTUAL PROPERTY is not encumbered, mortgaged, or charged in any way, nor subject to any lien;

(e)          there is no litigation pending in respect to the LICENSED INTELLECTUAL PROPERTY, and there is no claim or demand that has been received from any person in relation to the LICENSED INTELLECTUAL PROPERTY

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(f)          no license or right of any type whatsoever has been granted in respect of the LICENSED INTELLECTUAL PROPERTY by CIMTECH

(g)          no option to purchase or option to license has been granted in respect of the LICENSED INTELLECTUAL PROPERTY by CIMTECH

2.2           The warranties in 2.1(a), (b), and (c) are made by CIMTECH to the best of its actual knowledge, without having searched in every patent database in the world, and are made subject to:

(a)          anything that might be discovered from such a search

(b)          any research or other work being undertaken by any person, which may be concerned with the same subject matter as the INTELLECTUAL PROPERTY, of which it is not aware

(c)          any written disclosures by CIMTECH to PARNELL before the entering into of this Agreement

(d)          any prior art that may have been identified in the course of the prosecution of patent applications.